UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

MELAR ACQUISITION CORP. I
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42134	87-1634103
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

143 West 72nd Street, 4th Floor, New York, NY	10023
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 781-1120

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-half of one redeemable Warrant	MACIU	The Nasdaq Stock Market LLC

Class A Ordinary Shares, par value $0.0001 per share	MACI	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	MACIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 11, 2026, Melar Acquisition Corp. I, a Cayman Islands exempted company (the “Company”), issued a promissory note (the “Note”) in the aggregate principal amount of up to $1,500,000 to Melar Acquisition Sponsor I LLC, the Company’s sponsor (the “Sponsor”).

The Note was issued in connection with advances the Sponsor has previously made and may make in the future to the Company for working capital expenses. As of the date hereof, the Sponsor has advanced $223,079.12 to the Company under the Note.

The Note is interest bearing at 17.5% per annum and is repayable in full upon the earlier of (i) the date on which the Company consummates its initial business combination (the “Business Combination”) and (ii) the date of liquidation of the Company. If, prior to the Business Combination, the principal balance of this Note has not been paid in full, then, at the Sponsor’s option and subject to certain conditions, up to $1,500,000 of the unpaid principal amount of the Note may be converted into warrants of the Company (the “Conversion Warrant”) to purchase Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares”) at a conversion price of $1.00 per Conversion Warrant. The Conversion Warrants shall be identical to the warrants issued by the Company in a private placement upon consummation of its initial public offering. The Conversion Warrants and their underlying securities are entitled to the registration rights set forth in the Note.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

On June 11, 2026, the Company issued an aggregate of 5,621,621 Class A Ordinary Shares to the Sponsor upon the conversion (the “Conversion”) of an equal number of Class B ordinary shares, par value $0.0001 per share, of the Company (the “Class B Ordinary Shares”) held by the Sponsor. The Class A Ordinary Shares issued in connection with the Conversion are subject to the same restrictions applicable to the Class B Ordinary Shares prior to the Conversion, including, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination as described in the final prospectus filed with the Securities and Exchange Commission by the Company on June 18, 2024 (File No. 333-279899) in connection with the Company’s initial public offering. Following the Conversion, there were 21,621,621 Class A Ordinary Shares issued and outstanding and 1 Class B Ordinary Share issued and outstanding.

The Class A Ordinary Shares issued upon the Conversion have not been registered under the Securities Act in reliance on the exemption from registration provided by Section 3(a)(9) thereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Promissory Note of the Company, dated June 11, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MELAR ACQUISITION CORP. I

By:	/s/ Gautam Ivatury
Name:	Gautam Ivatury
Title:	Chief Executive Officer

Date: June 11, 2026

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